TOUCHSTONE ETF TRUST
Touchstone Climate Transition ETF (the “Fund”)
Supplement dated November 20, 2025 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) each dated April 30, 2025
At a meeting of the Board of Trustees (the “Board”) of Touchstone ETF Trust held on November 20, 2025, the Board approved a plan to close and liquidate the Fund. The Fund is expected to be closed and liquidated on or about December 23, 2025 (the “Liquidation Date”). In making its decision, the Board carefully considered the recommendation by the Fund's investment adviser, Touchstone Advisors, Inc. (“Touchstone”), to close and liquidate the Fund due to factors including the Fund's small size and limited growth potential.
Beginning when the Fund commences the liquidation of its portfolio, the Fund may not pursue its investment objective or, with certain exceptions, engage in normal business activities, and the Fund may hold cash and securities that may not be consistent with the Fund’s investment objective and strategy, which may adversely affect Fund performance.
Effective as of the close of business on December 19, 2025, the Fund will no longer accept orders for the purchase of Creation Units. It is expected that December 19, 2025 will be the last full day of trading on Cboe BZX Exchange, Inc. (“Cboe BZX”) for shares of the Fund. Based on this schedule, Cboe BZX is expected to halt trading in shares of the Fund after the market close on December 19, 2025. During the period between market close on December 19, 2025 and the Liquidation Date, there is not expected to be any market for the purchase or sale of the Fund’s shares because the Fund’s shares will no longer trade on the Cboe BZX.
In connection with the liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date without the imposition of customary redemption transaction fees. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including certain operational costs of liquidating the Fund. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable and will be made to all Fund shareholders at the time of the liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final liquidation distribution. Touchstone intends to distribute substantially all of the Fund’s net investment income at the time of, or prior to, the liquidation.
Shareholders of the Fund may sell their shares on Cboe BZX until the market close on December 19, 2025, and may incur customary transaction fees from their broker-dealer in connection with such sales. Prior to the Liquidation Date, Authorized Participants may continue to submit orders to the Fund for the redemption of Creation Units. See “Buying And Selling Shares” section in the Fund’s Prospectus.
As shareholders redeem shares of the Fund between the date of this Supplement and the Liquidation Date, the Fund may not be able to continue to invest its assets in accordance with its stated investment goal and other investment policies. Accordingly, the Fund may deviate from its stated investment goal and other investment policies during the period between the date of this Supplement and the Liquidation Date.
For shareholders who hold their Fund shares in taxable accounts, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, shareholders may voluntarily sell their shares on Cboe BZX until the market close on December 19, 2025, and Authorized Participants may voluntarily redeem Creation Units prior to the Liquidation Date, to the extent that a shareholder wishes to realize any such gains or losses prior thereto. See “Distributions and Taxes” section in the Fund’s Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.
Following the Liquidation Date, all references to the Fund will be removed from the Prospectus and the SAI.

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Please contact your financial adviser or Touchstone at 833.368.7383 if you have any questions.
Three Canal Plaza, Suite 100, Portland, Maine 04101
Ph: 833.368.7383 TouchstoneInvestments.com
Touchstone ETFs are distributed by Foreside Fund Services, LLC*
*A registered broker-dealer and member FINRA and SIPC
Please retain this Supplement for future reference.

ETF-TUE0050-SUP-2511